UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
_________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2020

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Science Applications International Corporation
(Exact name of registrant as specified in its charter)
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Delaware	001-35832	46-1932921
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12010 Sunset Hills Road, Reston, VA 20190
(Address of Principal Executive Offices) (Zip Code)
(703) 676-4300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	SAIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
On January 21, 2020, Science Applications International Corporation (the “Company”) and Engility Services, LLC, a wholly-owned subsidiary of the Company (“Engility”, and together with the Company, the “Initial Sellers”), entered into a Master Accounts Receivable Purchase Agreement (the “Purchase Agreement”) with MUFG Bank, Ltd. (the “Purchaser”).

The Purchase Agreement establishes a one-year facility (the “Facility”) that provides for up to $200 million (the “Facility Limit”) in funding based on the availability of eligible receivables and the satisfaction of certain conditions. The Facility Limit may be reduced or increased from time to time pursuant to the terms of the Purchase Agreement. In connection with the Facility, the Company entered into a Performance Undertaking (the “Performance Undertaking”) in favor of the Purchaser that guarantees the obligations of the Initial Sellers and any other subsidiary of the Company that is added as a seller pursuant to the Purchase Agreement (each such seller, together with the Initial Sellers, the “Sellers”) under the Purchase Agreement.

Under the Facility, the Sellers will sell certain designated eligible receivables arising from the sale of goods and services pursuant to contracts with certain agencies and departments of the U.S. federal government. The structured transaction results in the continuous non-recourse true sale of the eligible receivables purchased by the Purchaser.

The Company expects to use the proceeds from receivables sales under the Facility for general corporate purposes.

The description of the Facility contained herein is qualified in its entirety by the terms of the Purchase Agreement and the Performance Undertaking, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto, respectively, and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	Master Accounts Receivable Purchase Agreement, dated January 21, 2020, among Science Applications International Corporation, Engility Services, LLC, and MUFG Bank, Ltd.

10.2	Performance Undertaking, January 21, 2020, made by Science Applications International Corporation in favor of MUFG Bank, Ltd.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 12, 2020
Science Applications International Corporation

By:	/s/ Steven G. Mahon
Steven G. Mahon
Executive Vice President, General Counsel and Corporate Secretary